SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number:  0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 813-8200

Item 5.    Other Events.

On October 23, 2003, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that representatives of the Registrant will participate in the U.S. Bancorp Piper Jaffray and Keefe, Bruyette & Woods conferences on October 28, 2003 and October 29, 2003. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibits
99.1	Press Release dated October 23, 2003 re conference participation
99.2	Greater Bay Bancorp slide presentation for October 2003 conferences

Item 9.    Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

Dated: October 27, 2003	By:	/S/ LINDA M. IANNONE

Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index
99.1	Press Release dated October 23, 2003 re conference participation
99.2	Greater Bay Bancorp slide presentation for October 2003 conferences

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